                            SECTION 906 CERTIFICATION

                                  EXHIBIT 99.2

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

The undersigned certify that, to their knowledge, the Form 10-Q of Wilmington Trust Corporation (the "Corporation") for the second quarter of 2003 fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and that the information contained in that report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

                                                   /s/ Ted T. Cecala
                                                   -----------------------------
                                                   Ted. T. Cecala
                                                   Chairman of the Board and
                                                   Chief Executive Officer

                                                   /s/ David R. Gibson
                                                   -----------------------------
                                                   David R. Gibson
                                                   Executive Vice President and
                                                   Chief Financial Officer


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